================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                       PROFESSIONALLY MANAGED PORTFOLIOS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                 PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY


                      UNITED STATES TRUST COMPANY OF BOSTON
                                 40 COURT STREET
                           BOSTON, MASSACHUSETTS 02108



                                  May __, 1999



Dear Shareholder:

        I am writing to inform you of the upcoming special meeting of the shareholders of Boston Balanced Fund (the "Fund"). At this meeting you are being asked to vote on a proposed reorganization of the Fund. The Fund is currently a series of Professionally Managed Portfolios which is an investment company organized as a Massachusetts business trust. After the completion of the proposed reorganization transaction, the Fund would be a series of The Coventry Group ("Coventry"), another investment company also organized as a Massachusetts business trust. This transaction is prompted by a proposed change in the administrator and distributor for the Fund. Our firm, United States Trust Company of Boston, which serves as investment adviser to the Fund, has selected BISYS Fund Services, Columbus, Ohio ("BISYS"), to serve as the Fund's new administrator and distributor. The Fund would become a new series of Coventry due to the fact BISYS currently is the administrator and distributor for each of the funds that are currently a part of Coventry.

        Like the Trust, Coventry is operated as an "umbrella" fund structure - i.e., a structure that permits the expenses of a single board of trustees and certain other costs to be spread over a number of fund groups. Moving the Fund to Coventry will preserve for it the cost-spreading advantages of an "umbrella" fund arrangement. The reorganization will not cause any change in the Fund's investment objectives or policies or in its portfolio management. The Fund will continue to retain United Stated Trust Company of Boston as its investment adviser and there will not be any increase in the rates of fees payable by the Fund for investment advisory or other services. The Board of Trustees unanimously believes that the proposed reorganization is in the Fund's and your best interests.

        PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

        The Board of Trustees of the Fund has unanimously approved this proposal and recommends a vote "FOR" the reorganization. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at (617) 726-7250.


                                                     Sincerely,

                                                     [Signature block]
                                                     -----------------------
                                                     Lucia Santini
                                                     Senior Vice President

                              BOSTON BALANCED FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                              479 WEST 22ND STREET
                            NEW YORK, NEW YORK 10011

                              --------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  MAY __, 1999


                              ---------------------


To the Shareholders of the Boston Balanced Fund:

        Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Boston Balanced Fund (the "Fund") will be held at 11:00 a.m., Eastern Time, on June 14, 1999, at the offices of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

I. To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, pursuant to which the Fund would be reorganized as a separate series of The Coventry Group, a Massachusetts business trust, as described in the attached Proxy Statement.

II. To transact such other business as may come properly before the Meeting and any adjournment thereof.

        Shareholders of record at the close of business on May __, 1999 are entitled to notice of, and to vote at, the Meeting.


                                      By Order of the Board of Trustees of
                                      Professionally Managed Portfolios

                                      [Signature block]

                                      Robin Berger
                                      Secretary

PLEASE RESPOND --- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                              BOSTON BALANCED FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                              479 WEST 22ND STREET
                            NEW YORK, NEW YORK 10011

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

        This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders of Boston Balanced Fund (the "Fund") in connection with a Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on June 14, 1999 and any adjournment thereof (the "Meeting"), at the offices of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any supplementary solicitation) will be borne by U.S. Trust Company of Boston, the Fund's investment adviser (the "Adviser"). The Notice of the Meeting, Proxy Statement and Proxies are being mailed to shareholders on or about May __, 1999.

        The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer votes are present in person or by proxy than the minimum required to approve any proposal presented at the Meeting, the holders of a majority of the votes attributable to the shares present in person or by proxy shall have the power to adjourn the Meeting, from time to time, without notice other than announcement at the Meeting, until the requisite number of votes shall be present at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against such Proposal. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

        The Board of Trustees of the Fund has fixed the close of business on May __, 1999, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The numbers of outstanding shares of the Fund as of the Record Date, are _____________ shares.

VOTING

        Approval of the proposed reorganization requires the affirmative vote of a majority of the Fund's outstanding shares which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the voting securities present at the meeting if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less. All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of the applicable Proposal. Any proxy may be revoked by the timely submission of a properly executed, subsequently dated proxy; by delivery to the Fund of a timely written revocation; or otherwise by giving notice of revocation in open meeting prior to the finalization of the vote on a Proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person.

        In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Fund, or by officers and employees of the Funds' investment adviser and administrator, personally or by telephone or telegraph, without special compensation.

        The most recent annual report of the Fund, including financial statements, for the year ended June 30, 1998, and the most recent semi-annual report for the semi-annual period ended December 31, 1998, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at the address set forth on the first page of this proxy statement or by calling (617) 726-7250 and they will be sent within three business days by first class mail.

                                   PROPOSAL I

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

        Management of the Fund has proposed, and the Trustees have approved, a restructuring of the Fund. Currently, the Fund is a separate investment series of Professionally Managed Portfolios (the "Trust"), which is organized as a Massachusetts business trust. The proposed reorganization would cause the Fund to become a separate investment series of The Coventry Group ("Coventry"), a registered investment company that is also organized as a Massachusetts business trust (the "Reorganization"). Like the Trust, Coventry's affairs are overseen by a board of trustees. There will be no changes to the Fund's investment objectives or policies. The Adviser will continue to serve as the Fund's investment adviser. The Adviser, which is located at 40 Court Street, Boston, Massachusetts, is a Massachusetts-chartered banking and trust company and is a wholly-owned subsidiary of UST Corp., a Massachusetts bank holding company.

        The Reorganization has been proposed in connection with the pending change in certain service providers for the Fund. At present, the Fund utilizes Investment Company Administration

Corporation ("ICAC") as its administrator and it utilizes First Fund Distributors, Inc. ("FFDI") as its distributor. Management of the Fund has determined to replace ICAC and FFDI with BISYS Fund Services, of Columbus, Ohio. BISYS currently provides mutual fund administration and distribution services to over 60 mutual fund complexes encompassing more than 900 individual portfolios having total assets under management of approximately $200 billion. BISYS is a wholly-owned subsidiary of BISYS Group, Inc., a publicly traded corporation that provides technological and administrative services to over 1,000 financial institutions nationwide including banks, savings institutions and mutual fund companies.

        The Reorganization is designed to preserve for the Fund the advantages of being part of an "umbrella" fund structure. An umbrella fund is one in which a single registered investment company, such as the Trust or Coventry, has series that include various independently managed funds. By organizing these funds as series of a single umbrella fund, the funds get the benefit of certain efficiencies and cost savings. Among other things, a single board of trustees oversees all of the component funds, and costs related to the trustees (their fees, expenses of trustees' meetings), are spread across all the component funds.

        The Reorganization has received unanimous approval from the Trust's Board of Trustees. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to a newly formed series (the "Acquiring Series") of Coventry in exchange for shares of the Acquiring Series as described below, and for the assumption by the Acquiring Series of all of the liabilities of the Fund. The completion of these transactions will result in the complete liquidation of the Fund. As a result of the Reorganization, shareholders of the Fund would become shareholders of the Acquiring Series and have the same proportionate interest in the same portfolio of assets as prior to the Reorganization.

TERMS OF THE PLAN

        The Reorganization is subject to a number of conditions, including the approval of the Fund's shareholders. Accordingly, shareholders are being asked to vote upon the approval of an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. The following description of the Plan and the features of the proposed reorganization are qualified in their entirety by reference to the text of the Plan. A copy of the Plan is set forth as Exhibit A to this Proxy Statement.

        The Plan provides, among other things, for the transfer of all of the assets of the Fund to the Acquiring Series in exchange for (i) the assumption by the Acquiring Series of all of the identified liabilities of the Fund and (ii) the issuance to the Fund of shares of beneficial interest (the "Acquiring Series Shares") in the Acquiring Series, the number of which shall be calculated based upon the value of the net assets of the Fund then outstanding as of 4:00 p.m. Eastern Time on the Valuation Time (defined in the Plan to be June 17, 1999, or such other date as may be agreed upon by the Trust and Coventry). Specifically, on the Exchange Date (the date following the Valuation Date) the Acquiring Series will deliver to the Fund a number of full and fractional Acquiring Series Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to its shares of beneficial interest (the "Fund Shares"), transferred to the Fund on the Exchange Date, less the value of the liabilities of the Fund, assumed by the Acquiring Series on that date. After receipt of the Acquiring Series Shares, the Fund will cause the Acquiring Series Shares to be distributed to its shareholders, in complete liquidation of the Fund. The distribution of Acquiring Series Shares will be accomplished by the establishment of accounts on the share records of the Acquiring Series in the names of the Fund shareholders, each account representing the respective number of full and fractional Acquiring Series Shares due to such shareholder. Certificates with respect to Acquiring Series Shares will not be issued.

        The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders of the Fund, by mutual consent of the respective Trustees of the Trust and Coventry. The Plan may also be amended before or after its approval by shareholders of the Fund, and the Trust and Coventry may waive any condition to their respective obligations under the Plan provided that no amendment or waiver of a condition after such approval may adversely affect the interests of shareholders of the Acquiring Series or the Fund.

EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION

        The Fund's current Investment Advisory Agreement is, technically, an agreement between the Trust and the Adviser. Thus, upon the Reorganization, this agreement will have to be terminated and a new investment advisory agreement will be entered into between the Adviser and Coventry. An investment company registered under the 1940 Act is required to obtain shareholder approval with regard to an investment advisory agreement with the company's investment adviser. As part of the proposal to reorganize the Fund, approval by the requisite vote of the Shareholders of the Reorganization will also constitute, for the purposes of the 1940 Act: approval of the proposed Investment Advisory Agreement between Coventry on behalf of the Fund and United States Trust Company of Boston. The terms of this agreement will be substantially the same as the current agreement with the Trust on behalf of the Fund except for: (1) its date and term; and (2) the fact that Coventry instead of the Trust will be a party.

        Assuming shareholder approval of the Reorganization, the Fund, as the sole shareholder of the Acquiring Series immediately prior to the completion of the Reorganization, will effect the required advisory agreement approval by voting its respective shares in the Acquiring Series in favor of the new Investment Advisory Agreement on behalf of its shareholders prior to the Reorganization. Coventry will then consider the requirements of the 1940 Act referred to above to have been satisfied with respect to this agreement.

DESCRIPTION OF ACQUIRING SERIES SHARES

        Shares will be issued to the Fund's shareholders in accordance with the Plan as discussed above. The shares will be authorized for issuance by the Board of Trustees of Coventry in accordance with Coventry's Declaration of Trust and Massachusetts business trust law. The Acquiring Series will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Fund, as described in the Fund's current prospectus and statement of additional information.

INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

        No changes will be made in the Fund's investment objectives, policies or investment restrictions.

FEE STRUCTURE AND EXPENSES

        The Reorganization will not cause any increase in fee rates or any change in the nature of expenses to which the Fund will be subject subsequent to the Reorganization.

EXPENSES OF THE REORGANIZATION

        U.S. Trust Company of Boston will bear all expenses associated with the transactions contemplated by the Plan, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

        As a condition to the Fund's obligation to consummate the Reorganization, the Trust will receive an opinion from Dechert Price & Rhoads, counsel to Coventry, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

THE COVENTRY GROUP

        Coventry was organized as a Massachusetts business trust on January 8, 1992. Coventry consists of several separate series managed by a number of different investment advisers. Although there may be variations in the service provider arrangements for different series (or groups of series), BISYS (or its affiliates) typically provides administration, distribution, transfer agent and fund accounting services to each of the series. Coventry's affairs are overseen by a Board of Trustees. The four Trustees are as follows:

        Walter B. Grimm - Mr. Grimm serves as Chairman of the Board of Trustees and President of Coventry. He has been an employee of BISYS Fund Services since 1992. As an employee of Coventry's distributor, Mr. Grimm is currently the only Trustee of Coventry who is an "interested person," as defined in the 1940 Act.

        Maurice G. Stark - Currently retired, Mr. Stark served until the end of 1994 as Vice President-Finance and Treasurer of Battelle Memorial Institute, a scientific research and development service corporation.

        Michael M. Van Buskirk - Mr. Van Buskirk has been Executive Vice President of The Ohio Bankers' Association, a trade association, since 1991.

        John H. Ferring IV - Since 1979, President and owner of Plaze, Incorporated, St. Louis, Missouri.

BASIS FOR THE BOARD'S RECOMMENDATIONS

        The Board of Trustees of the Trust, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the Reorganization at a meeting held on February17, 1999. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization. The Board considered various factors in recommending that shareholders approve the Reorganization. The Trustees considered that the investment objective, policies and restrictions of the Fund are identical to those of the Acquiring Series and that, the Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund immediately prior to the Reorganization. The Board considered the qualifications of BISYS to serve as the new administrator and distributor for the Fund and concluded that BISYS was qualified and capable of providing these services. The Board also took note of the fact that because Coventry is also organized as a Massachusetts business trust like the Trust, the rights and interest of shareholders will remain substantially unchanged and will not be significantly altered as a result of the Reorganization. For these reasons, the Board determined to approve the Reorganization and to recommend that shareholders vote in favor of the transaction.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

        BISYS, as Coventry's transfer agent, will establish accounts for all current Fund shareholders containing the appropriate number of Acquiring Series shares to be received by that shareholder in accordance with the terms and provisions of the Plan. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders.


                       THE BOARD OF TRUSTEES OF THE TRUST,
                       INCLUDING THE INDEPENDENT TRUSTEES,
                         UNANIMOUSLY RECOMMEND APPROVAL
                                 OF PROPOSAL I.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth certain information as of May 1999 for the Fund with respect to each person or group known to the Fund to be the beneficial owner of more than 5% of the Fund's outstanding voting securities:



                                                            AMOUNT AND         PERCENT
                              NAME AND ADDRESS OF            NATURE OF           OF
TITLE OF CLASS                  BENEFICIAL OWNER        BENEFICIAL OWNERSHIP    CLASS
--------------                -------------------       --------------------   -------
Boston Balanced Fund ........


OTHER MATTERS

        The Board does not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgement of the person or persons voting the proxies.

        The Fund does not hold annual or regular meetings of its shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Fund by a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

                 PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                              BOSTON BALANCED FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  June 14, 1999

        The undersigned hereby appoints __________ and __________ and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of Boston Balanced Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on June 14, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

Approval of an Agreement and Plan of Reorganization for Boston Balanced Fund and the transactions contemplated thereunder.

        [  ]FOR                [  ]AGAINST                   [  ]ABSTAIN


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

        Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                 Dated _____________________, 1999


                                 ----------------------------------------------
                                 Name of Shareholder(s) -- Please print or type

                                 ----------------------------------------------
                                 Signature(s) of Shareholder(s)

                                 ----------------------------------------------
                                 Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE

ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A
                                                                      ----------


                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------


        Agreement and Plan of Reorganization ("Agreement") dated as of May __, 1999, by and between Professionally Managed Portfolios, a Massachusetts business trust ("Portfolios"), on behalf of its separate investment series Boston Balanced Fund ("Acquired Fund"), and The Coventry Group ("Group"), a Massachusetts business trust, on behalf of its separate investment series Boston Balanced Fund ("Acquiring Fund").

        WHEREAS, Portfolios is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company of the management type and is authorized to issue its shares of beneficial interest in separate series, including Acquired Fund, each of which maintains a separate and distinct portfolio of assets; and

        WHEREAS, Group is registered under the 1940 Act as an open-end investment company of the management type and is authorized to issue its shares of beneficial interest in separate series, including Acquiring Fund, each of which maintains a separate and distinct portfolio of assets; and

        WHEREAS, Acquired Fund will transfer all of its assets and assign all of its liabilities to Acquiring Fund, in exchange for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares"), followed by the distribution of the Acquiring Fund Shares by Acquired Fund to the shareholders of Acquired Fund in exchange for their shares of Acquired Fund and in liquidation of Acquired Fund, all upon the terms and provisions of this Agreement (the "Reorganization"); and

        WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"); and

        WHEREAS, the trustees of Portfolios have determined that the Reorganization is in the best interests of Acquired Fund and that the interests of its shareholders will not be diluted as a result thereof, and

        WHEREAS, the trustees of Group have determined that the Reorganization is in the best interests of Acquiring Fund and that the interests of its shareholders will not be diluted as a result thereof;

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto covenant and agree as follows:

1.      Plan of Reorganization and Liquidation.

                (a) Sale of Assets, Assumption of Liabilities. Subject to the prior approval of shareholders of the Acquired Fund and to the other terms and conditions contained herein, Portfolios, on behalf of Acquired Fund, agrees to assign, convey, transfer and deliver to Group and Acquiring Fund, and Group, on behalf of Acquiring Fund, agrees to acquire from Portfolios and Acquired Fund, all of the Investments (as defined in Section 1(b)), cash and other assets of Acquired Fund, and Group, on behalf of Acquiring Fund, agrees in exchange therefor to issue to Acquired Fund the Acquiring Fund Shares and to assume all liabilities of the Acquired Fund, whether contingent or otherwise, then existing. The number of Acquiring Fund Shares to be issued by Group on behalf of Acquiring Fund will be identical to the number of shares of the Acquired Fund outstanding on the Valuation Date defined in Section 2. Such transactions shall take place at the closing provided for in Section 3 (the "Closing").

                (b) Assets Acquired. The assets to be acquired by Acquiring Fund from Acquired Fund shall consist of all of Acquired Fund's property, including, without limitation, (i) all investments shown on the unaudited statement of assets and liabilities at December 31, 1998, as supplemented with such changes as Acquired Fund has made after that date in the ordinary course of its business, (ii) cash and dividends or interest receivables which are owned by Acquired Fund, (iii) claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and (iv) any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the Valuation Date. As used herein, the term "Investments" shall mean Acquired Fund's investments shown on the unaudited statement of assets and liabilities at December 31, 1998, as supplemented with such changes as Acquired Fund has made after December 31, 1998, in the ordinary course of its business.

                (c) Liabilities Assumed. Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves of Acquired Fund, contingent or otherwise, reflected in the unaudited statement of assets and liabilities of Acquired Fund as of the Valuation Date, prepared by or on behalf of Portfolios in accordance with generally accepted accounting principles consistently applied, and shall not assume any other liabilities, whether absolute or contingent, not reflected therein.
                (d) Distribution in Liquidation; Dissolution. Upon consummation of the transactions described in Sections 1(a), 1(b), and 1(c) above, Acquired Fund shall distribute pro rata in complete liquidation to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Portfolios, on behalf of Acquired Fund, shall take such further action as may be required, necessary or appropriate under Portfolios' Declaration of Trust, Massachusetts law and the Code to effect the complete liquidation and dissolution of Acquired Fund as promptly as practicable after the

        Closing Date. Portfolios, on behalf of Acquired Fund, will fulfill all reporting requirements under the 1940 Act and the Code regarding Acquired Fund, both before and after the Reorganization.

2.      Valuation Date.

                (a) The value of Acquired Fund's assets to be acquired by Acquiring Fund in the Reorganization shall be the value of such assets computed as of the close of business of the New York Stock Exchange on June 17, 1999 after the declaration of any dividends on that date (such time and date being herein referred to as the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's prospectus or statement of additional information.

                (b) The number of the Acquiring Fund Shares shall equal the number of full and fractional Acquiring Fund shares outstanding on the Valuation Date.

3.      Closing Date.

                (a) Delivery of the assets of Acquired Fund, assumption of the liabilities of Acquired Fund, and delivery of the Acquiring Fund Shares shall be made at the offices of Group, 3435 Stelzer Road, Columbus, Ohio on June 18, 1999, or such other date, and location agreed to by Portfolios and Group, (such date of delivery being referred to herein as the "Closing Date").

                (b) The Custodian for Acquiring Fund shall deliver at the Closing a certificate of an authorized officer stating that: (i) Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to Acquiring Fund within five business days prior to or on the Closing Date; and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities. Group, on behalf of Acquiring Fund, may waive compliance with this Section 3(b) if in its sole discretion it determines to do so.

4. Expenses of Reorganization. Neither Acquired Fund nor Acquiring Fund will be responsible for the expenses of the Reorganization (including proxy solicitation and other costs associated with Acquired Fund's Special Meeting and professional fees and expenses in connection with the preparation of this Agreement). The expenses of the Reorganization shall be assumed and paid by United States Trust Company of Boston, the adviser of Acquired Fund and Acquiring Fund. Any such expenses so borne by United States Trust Company of Boston shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

5. Representations, Warranties and Agreements of Portfolios. Portfolios represents and warrants to, and agrees with, Group and Acquiring Fund that:

                (a) Portfolios is a Massachusetts business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power and authority to own all of its properties and assets and to carry out its obligations under this Agreement.

                (b) Portfolios is registered with the Securities and Exchange Commission ("Commission") under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) For each taxable year of its operation, including the taxable year of the Closing, Acquired Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Code, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

                (d) The statements of assets and liabilities, including the schedules of portfolio investments as of June 30, 1998, 1997 and 1996, and the related statements of operations for the years then ended, have been audited by Ernst & Young, L.L.P., independent certified public accountants and have been furnished to Group. Such statements of assets and liabilities and related statements of operations fairly present the financial position of Acquired Fund as of such dates and are in conformity with generally accepted accounting principles consistently applied, and there are no known material liabilities of Acquired Fund as of such dates which are not disclosed therein.

                (e) The Prospectus of Acquired Fund dated October 31, 1998, as supplemented to date ("Acquired Fund Prospectus"), and its related Statement of Additional Information of even date therewith, in the forms filed under the Securities Act of 1933, as amended ("1933 Act") with the Commission and previously furnished to Group, did not as of that date and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (f) Except as may have been previously disclosed to Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Portfolios, Acquired Fund or any of its assets. Portfolios knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (g) There are no material contracts outstanding to which Portfolios, on behalf of Acquired Fund, is a party, other than as disclosed in the Acquired Fund Prospectus and the corresponding Statement of Additional Information, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Portfolios on behalf of Acquired Fund on or prior to the Closing Date.

                (h) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to Acquired Fund on its statement of assets and liabilities at December 31, 1998, and those incurred in the ordinary course of Portfolios' business as an investment company since that date.

                (i) At the Closing Date, Portfolios, on behalf of Acquired Fund, shall have filed all federal and other tax returns and reports (including information returns) required to be filed by Acquired Fund by such date (including any extensions), which returns and reports will be correct in all material respects, and shall have paid or provided for the payment of all federal and other taxes shown to be due on said returns or reports or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

                (j) At the Closing Date, except for shareholder approval and otherwise as described in Section 2(k), Portfolios will have full right, power and authority to assign, transfer and deliver the Investments and other Acquired Fund assets and liabilities to be transferred to Group pursuant to this Agreement; on the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Group, on behalf of Acquiring Fund, will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Acquired Fund and without any restrictions upon the transfer thereof.

                (k) No consent, approval, authorization or order of any court or governmental authority is required to be obtained by Portfolios in order to permit the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, regulations under those Acts, or state securities laws, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date.

                (l) Portfolios' registration statement on Form N-1A regarding the Acquired Fund (the "Portfolios Registration Statement") under the 1933 Act and the 1940 Act, as of the date hereof and as of the Closing Date, (i) complies and will comply in all material respects with the provisions of the 1933 Act and the Rules and Regulations of the Commission thereunder (the "1933 Act Regulations") and the 1940 Act and the Rules and Regulations of the Commission thereunder ("1940 Act Regulations"), and (ii) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (m) Portfolios will call a Special Meeting of Shareholders of the Acquired Fund ("Special Meeting") to consider and act upon this Agreement, the Reorganization and related matters. In connection with such meeting, Portfolios will solicit proxies from the Acquired Fund shareholders pursuant to proxy solicitation materials complying in all material respects with the 1934 Act and the Rules and Regulations of the Commission thereunder ("1934 Act Regulations") and the 1940 Act and the 1940 Act Regulations.

6. Representations, Warranties and Agreements of Group. Group represents and warrants to, and agrees with, Portfolios and Acquired Fund that:

                (a) Group is a Massachusetts business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power and authority to own all of its properties and assets and to carry out its obligations under this Agreement.

                (b) Group is registered with the Commission under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. On or before the Closing Date, Group's Registration Statement under the 1933 Act on Form N-1A regarding the Acquiring Fund (the "Group Registration Statement"), shall have been declared effective by the Commission.

                (c) Group expects that Acquiring Fund will qualify and elect to be treated as a regulated investment company under Subchapter M of the Code for the taxable year including the Closing and will take all actions necessary to do so.

                (d) Acquiring Fund will have no assets or liabilities as of the Valuation Date.

                (e) Except as Group has previously disclosed to Portfolios, there are no material legal, administrative or other proceedings pending or, to the knowledge of Group, threatened against Group or Acquiring Fund which assert liability on the part of Group or Acquiring Fund.

                (f) There are no material contracts outstanding to which Group is a party, other than this Agreement and material contracts disclosed in the Group Registration Statement.

                (g) No consent, approval, authorization or order of any governmental authority is required to be obtained by Group in order to permit the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, 1940 Act, regulations under those Acts or state securities laws, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date.

                (h) On the Closing Date, Group and Acquiring Fund will have full right, power and authority to acquire the Investments and any other assets and assume the liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement.

                (i) At the time the Group Registration Statement becomes effective and as of the Closing Date, the Group Registration Statement
        (i) will comply in all material respects with the provisions of the 1933 Act and the 1933 Act Regulations and the 1940 Act and the 1940 Act Regulations, and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (j) Group has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of Group's business as an open-end investment company; nor does Group have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to Acquired Fund shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business; Group will continue Acquired Fund's business in the same manner that Acquired Fund conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by Acquiring Fund in the Reorganization, except for dispositions made in the ordinary course of business and dispositions necessary to maintain the status of Acquiring Fund as a regulated investment company under Subchapter M of the Code.

                (k) The Acquiring Fund Shares to be issued by Group have been duly authorized and, when issued and delivered by Group and Acquiring Fund to Acquired Fund pursuant to this Agreement, will be legally and validly issued by Group and will be fully paid and nonassessable, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

                (l) The issuance of Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws. Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by such laws.

7.      Special Meeting of Shareholders; Dissolution.

                (a) Portfolios agrees to call the Special Meeting as soon as is practicable for the purpose of authorizing and approving this Agreement (including the liquidation and dissolution of Acquired Fund), and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest of Acquired Fund shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of Acquired Fund, in the manner required by law and by Portfolios' Declaration of Trust at such a meeting.

                (b) Portfolios agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in Portfolios' Declaration of Trust and in accordance with applicable law.

                (c) Portfolios and Group will cooperate with the other, and each will furnish to the other the information required by the 1934 Act and 1940 Act and the 1934 Act Regulations and 1940 Act Regulations to be set forth in the proxy solicitation materials to be prepared by Portfolios and utilized in connection with the Special Meeting.

8. Conditions of Acquired Fund's Obligations. The obligations of Portfolios and Acquired Fund hereunder shall be subject to the following conditions:

                (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of Acquired Fund, shall have been approved by the trustees and shareholders of Acquired Fund, and by the trustees of Group, in the manner required by law.

                (b) As of the Closing Date, all representations and warranties of Group and Acquiring Fund made in this Agreement shall be true and correct in all material respects as if made at and as of such date, Group and Acquiring Fund shall have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the Closing Date, and Group shall have furnished to Portfolios a statement, dated the Closing Date, signed by Group's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of the Closing Date.

                (c) There shall not be any material litigation pending or overtly threatened with respect to the matters contemplated by this Agreement.

                (d) Portfolios, on behalf of Acquired Fund, shall have received an opinion of Dechert Price & Rhoads, in form reasonably satisfactory to Portfolios and dated the Closing Date, to the effect that (i) Group is a business trust validly existing under the laws of the Commonwealth of Massachusetts, (ii) all of the Acquiring Fund Shares to be delivered to Portfolios, on behalf of Acquired Fund, as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Group and no shareholder of Group has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by Group on behalf of Acquiring Fund and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Group and Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Group's Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which Group or Acquiring Fund is a party or by which it is bound, (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required to be obtained by Group in order to permit the consummation by Group or Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities laws or as may be required under state business trust laws. In rendering such opinion Dechert Price & Rhoads may rely on certain reasonable assumptions and certifications of fact received from Portfolios and Group.

                (e) Portfolios shall have received an opinion of Dechert Price & Rhoads, addressed to Portfolios on behalf of Acquired

        Fund and Group on behalf of Acquiring Fund, and in a form reasonably satisfactory to Portfolios and dated the Closing Date, with respect to the matters specified in Section 9(e) of this Agreement. In rendering such opinion Dechert Price & Rhoads may rely on certain reasonable assumptions and certifications of fact received from Portfolios on behalf of Acquired Fund, Group on behalf of Acquiring Fund and certain Acquired Fund shareholders.

                (f) All necessary proceedings taken by Group in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Portfolios and Paul, Hastings, Janofsky & Walker LLP.

                (g) The Group Registration Statement shall have become effective under the 1933 Act, Group shall be eligible to sell its securities under applicable state securities law provisions, and no stop order suspending such effectiveness or right to sell shall have been instituted or, to the knowledge of Group, contemplated by the Commission or any state regulatory authority.

9. Conditions of Acquiring Fund's Obligations. The obligations of Group and Acquiring Fund hereunder shall be subject to the following conditions:

                (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of Acquired Fund, shall have been approved by the trustees of Portfolios and the shareholders of Acquired Fund, and the trustees of Acquiring Fund, in the manner required by law.

                (b) As of the Closing Date, all representations and warranties of Acquired Fund made in this Agreement shall be true and correct in all material respects as if made at and as of the Closing Date; Portfolios shall have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date, and Portfolios shall have furnished to Group a statement, dated the Closing Date, signed by Portfolios' President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of the Closing Date.

                (c) There shall not be any material litigation pending or overtly threatened with respect to the matters contemplated by this Agreement.

                (d) Group shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, in form reasonably satisfactory to Group and dated the Closing Date, to the effect that (i) Portfolios is a business trust validly existing under the laws of the Commonwealth of Massachusetts, (ii) this Agreement has been duly authorized, executed and delivered by Portfolios and, assuming due authorization, execution and delivery of this Agreement by Group, is a valid and binding obligation of Portfolios and Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iii) Portfolios, on behalf of Acquired Fund, has power to assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Portfolios, on behalf of Acquired Fund, will have duly assigned, conveyed, transferred and delivered such Investments and other assets to Group and Acquiring Fund
        (iv) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Group's Declaration of Trust or its By-Laws, as amended, or any provision of any agreement known to such counsel to which Portfolios is a party or by which it is bound, and (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required to be obtained by Portfolios in order to permit the consummation by Portfolios or Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1934 Act and 1940 Act and such as may be required under state securities laws or state business trust laws. In rendering such opinion, Paul, Hastings, Janofsky & Walker LLP may rely upon certain reasonable and customary assumptions and certifications of fact received from Portfolios and Group.

                (e) Group, on behalf of Acquiring Fund, shall have received an opinion of Dechert Price & Rhoads, addressed to Group on behalf of Acquiring Fund and Portfolios on behalf of Acquired Fund, and in a form reasonably satisfactory to Group and dated the Closing Date, to the effect that for federal income tax purposes (i) the transfer of all of Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of Acquiring Fund and Acquired Fund is a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the assets of Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund or upon the constructive distribution of Acquiring Fund Shares by Acquired Fund to its shareholders in liquidation; (iii) no gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their shares for Acquiring Fund Shares, (iv) the basis of the Acquiring Fund Shares an Acquired Fund shareholder receives in connection with the Reorganization will be the same as the basis of his or her shares exchanged therefor; (v) an Acquired Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that he or she held such shares as capital assets; (vi) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund; (vii) the basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund will be the same as the basis of the assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) Acquiring Fund's holding periods of the assets of Acquired Fund will include the period for which such assets of Acquired Fund were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request from Portfolios on behalf of Acquired Fund and from Group on behalf of Acquiring Fund.

                (f) All necessary proceedings taken by Portfolios in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Group and Dechert Price & Rhoads.

10. Termination. Portfolios and Group may, by mutual consent of their respective trustees, terminate this Agreement, and Portfolios or Group, after consultation with counsel and by consent of their respective trustees or an officer authorized by such trustees, may, subject to
        Section 12 of this Agreement, waive any condition to their respective obligations hereunder.

11. Sole Agreement; Governing Law; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

        This Agreement may be amended at any time by action of the trustees of Portfolios and Group, notwithstanding approval thereof by the shareholders of Acquired Fund, or a duly authorized officer thereof, provided that no amendment shall have a material adverse effect on the interests of the shareholders of Acquired Fund or of the shareholders of Acquiring Fund.

12. Agreement and Declaration of Trust. Portfolios is a business trust organized under Massachusetts law, and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of Portfolios entered into in the name or on behalf thereof by any of the trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of Portfolios personally, but bind only the assets of Acquired Fund, in accordance with Massachusetts law, and all persons dealing with any of the series or funds of Portfolios, such as the Acquired Fund must look solely to the assets of Portfolios belonging to such series or funds for the enforcement of any claims against Portfolios.

        The names "The Coventry Group" and "Trustees of The Coventry Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992, to which reference is made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any fund of shares of the Trust, such as Acquiring Fund, must look solely to the assets of the Trust belonging to such fund for the enforcement of any claims against the Trust.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.


Professionally Managed Portfolios           The Coventry Group

on behalf of its series                     on behalf of its series
Boston Balanced Fund                        Boston Balanced Fund

By:                                         By:
   ---------------------------------           ---------------------------------
Name:                                       Name:
     -------------------------------             -------------------------------
Title:                                      Title:
      ------------------------------              ------------------------------